RIVER CANYON TOTAL RETURN BOND FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated March 11, 2019

to the Prospectus dated January 28, 2019

CHANGE TO HOW TO PURCHASE SHARES

Under the heading “How to Purchase Shares” on page 18, the information pertaining to how to purchase shares is deleted in its entirety and replaced with the following:

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Fund. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation, or partnership. Investment in the Fund by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Fund.

You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day which the Fund is open, subject to certain restrictions described below. Purchase requests received in good order by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective at that day’s share price. Purchase requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated in this prospectus. The Fund may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Fund’s participation in third-party distribution platforms and in certain other instances at their discretion.

Institutional Shares of the Fund are primarily for institutional investors such as corporations, pensions and profit sharing, or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments investing for their own or their customers’ accounts. The minimum initial investment for Institutional Shares is $100,000 with a minimum additional investment of $10,000. Institutional Shares may also be purchased by officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of the Fund or the Adviser and its subsidiaries and affiliates, and the Fund will waive the minimum initial investment amount for Institutional Shares for such purchases. If you purchase Institutional Shares you will not pay a sales charge at the time of purchase and you will not pay shareholder servicing fees. Institutional Shares also may be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

The Fund reserves the right to make additional exceptions or otherwise modify the initial and subsequent investment minimum requirements at any time.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.